UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
May 19, 2016

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	001-09733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The following three proposals were submitted to a vote of the shareholders of Cash America International, Inc. (the “Company”) at its Annual Meeting of Shareholders held on May 19, 2016 (the “Annual Meeting”), and the final voting results for each proposal are set forth below. For additional information on these proposals, please see the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2016 (the “2016 Proxy Statement”).

Proposal 1 – Election of Directors

The eight directors listed below were elected to serve as directors of the Company until its 2017 Annual Meeting of Shareholders, until their successors are elected and qualify or until their earlier death, resignation or removal. As a result of the election of all eight of the director nominees, the Company's Board size increased from seven to eight directors immediately following the Annual Meeting. The voting results for Proposal 1 were as follows:

Director Nominees	For	Withheld	Abstentions	Broker Non-Votes

Daniel E. Berce ............................................	21,349,452	577,788	—	1,267,513
Jack R. Daugherty .......................................	18,717,007	3,210,233	—	1,267,513
Daniel R. Feehan ..........................................	20,056,496	1,870,744	—	1,267,513
James H. Graves ...........................................	20,035,543	1,891,697	—	1,267,513
B. D. Hunter .................................................	19,909,112	2,018,128	—	1,267,513
Timothy J. McKibben ...................................	19,903,807	2,023,433	—	1,267,513
Alfred M. Micallef .......................................	19,910,355	2,016,885	—	1,267,513
T. Brent Stuart .......................................	20,218,682	1,708,558	—	1,267,513

Proposal 2 – Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm for 2016

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2016. The voting results for Proposal 2 were as follows:

	For	Against	Abstentions	Broker Non-Votes

Ratification of the Appointment of Grant Thornton LLP ..........................................	23,104,817	33,248	56,688	—

Proposal 3 – Advisory Vote to Approve Executive Compensation

The shareholders approved, on an advisory basis, the compensation for the Company’s named executive officers and adopted the resolution related thereto set forth in the 2016 Proxy Statement. The voting results for Proposal 3 were as follows:

	For	Against	Abstentions	Broker Non-Votes

Advisory Vote to Approve Executive Compensation ...........................................	21,341,029	527,793	58,418	1,267,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	May 20, 2016	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary